SUBSEQUENT EVENT	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events
NOTE 12 – SUBSEQUENT EVENT

On August 15, 2013, the Company entered into definitive subscription agreements with accredited investors for the sale of $1,756,400 in gross proceeds (including $200,000 from management and existing shareholders of the company) for 2,927,333 shares of common stock and 1,463,667 warrants.  An initial closing for $1,556,400 was held on August 15, 2013.  The remaining $200,000 is expected to close shortly thereafter.  Each warrant is exercisable at $1.00 per share. The warrants are expected to receive liability accounting treatment under existing technical standards. The Company received net proceeds of approximately $1.3 million from the initial closing, after deducting approximately $259,000 in placement agent’s fees and other offering expenses.

The Company paid the Placement Agent $155,400 in commissions (equal to 10% of the gross proceeds), and issued to the Placement Agent five-year warrants (the “Placement Agent Warrants”) to purchase 292,733 shares of our common stock (equal to 10% of the number of shares of common stock underlying the Common Shares sold under the Purchase Agreement) at an exercise price of $0.60 per share. The investors will include certain of our officers, directors and employees, who will purchase an aggregate of $100,000 of common shares. The warrants are expected to receive liability accounting treatment under existing technical standards.